Preferred Stock and Stockholders' Equity	12 Months Ended
Dec. 31, 2024
Preferred Stock and Stockholders’ Equity [Abstract]
Preferred Stock and Stockholders’ Equity

14. Preferred Stock and Stockholders’ Equity

Preferred Stock

On June 11, 2020, the Company amended its certificate of incorporation to authorize the issuance of up to 10,000,000 shares of preferred stock. As of December 31, 2024, there was no preferred stock issued or outstanding.

On January 14, 2025, the Company amended its certificate of incorporation to authorize the issuance of up to 5,000,000 shares of preferred stock, $0.001 par value per share, there was no preferred stock issued or outstanding.

Common Stock

On February 13, 2024, the Company amended its certificate of incorporation to effect a 1-for-80 reverse stock split of shares of the Company’s outstanding Common Stock, such that every 80 shares of Common Stock became one of Common Stock. The shares of Common Stock authorized for issuance remained unchanged at 500,000,000 and the par value per share of Common Stock remained unchanged at $0.001. Each share of Common Stock entitles the holder to one vote on all matters submitted to a vote of the Company’s stockholders.

As previously disclosed, effective as of January 14, 2025, the Company amended its certificate of incorporation to authorize the issuance of up to 250,000,000 shares of Common Stock, $0.001 par value per share as well as effect an automatic conversion of the Common Stock at a ratio of 1-for-5, which is referred to as New Common Stock.